Retirement Class HNFRX
Institutional Class HNFSX
Administrative Class HNFDX
Investor Class HNFIX
Harbor Focused International Fund

Summary Prospectus – March 1, 2022
Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at harborcapital.com/prospectus. You can also get this information at no cost by calling 800-422-1050 or by sending an email request to funddocuments@harborcapital.com. If you purchase shares of the Fund through a financial intermediary, the prospectus and other information will also be available from your financial intermediary. The current prospectus and statement of additional information, dated March 1, 2022, as amended or supplemented from time to time, are incorporated by referenced into this summary prospectus and may be obtained, free of charge, at the website, phone number or email address noted above.
Investment Objective
The Fund seeks long-term growth of capital.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Retirement Class	Institutional Class	Administrative Class	Investor Class
Management Fees	0.75%	0.75%	0.75%	0.75%
Distribution and Service (12b-1) Fees	None	None	0.25%	0.25%
Other Expenses	0.26%	0.34%	0.34%	0.45%
Total Annual Fund Operating Expenses	1.01%	1.09%	1.34%	1.45%
Expense Reimbursement[1]	(0.24)%	(0.24)%	(0.24)%	(0.24)%
Total Annual Fund Operating Expenses After Expense Reimbursement[1]	0.77%	0.85%	1.10%	1.21%
1 The Adviser has contractually agreed to limit the Fund’s operating expenses, excluding interest expense (if any), to 0.77%, 0.85%, 1.10%, and 1.21% for the Retirement Class, Institutional Class, Administrative Class, and Investor Class, respectively, through February 28, 2023. Only the Fund’s Board of Trustees may modify or terminate this agreement.

Expense Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, under these assumptions, your costs would be:
	One Year	Three Years	Five Years	Ten Years
Retirement	$79	$298	$535	$1,214
Institutional	$87	$323	$578	$1,307
Administrative	$112	$401	$711	$1,592
Investor	$123	$435	$769	$1,715
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares of the Fund are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Expense Example, do affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 46%.
Principal Investment Strategy
The Fund invests primarily in the common stocks of non-U.S. companies, including those located in emerging market countries. Companies in the Fund’s portfolio generally have free float market capitalizations greater than $1.5 billion at the time of purchase. The Fund may also invest in depositary receipts. The Fund may invest in securities denominated in, and/or receiving revenues in, foreign currencies.
The Subadviser’s investment philosophy centers on the belief that sustainable earnings growth leads to above-average investment returns at below-average risk. The Subadviser seeks to identify high-quality companies that it believes can sustain above-average earnings growth for an extended period of time. Characteristics the Subadviser believes are indicative of a high-quality company include:
■
Strong competitive position
■
Strong and sustainable free cash flow generation
■
Above average profit margins and returns on equity
■
A sound balance sheet
■
Capable management with a record of sensible capital allocation
The Subadviser’s investment process is conducted in two stages. During the first stage, the Subadviser’s regional investment teams construct regional universes of what they believe are high-quality growth stocks, the constituents of which will comprise the investment opportunity set for the Fund. During the second stage, the Fund’s portfolio managers conduct their own independent research on those stocks to select what they believe to be the highest quality, and most attractively valued non-U.S. stocks.
The Subadviser’s investment process employs fundamental, bottom-up research to assess company quality, growth drivers, and risks. The process combines financial analysis with field research, including meetings with company management, operational staff, and suppliers, and includes an analysis of each company’s competitive environment. The Subadviser’s assessment of company quality also includes an analysis of environmental, social and governance (collectively, “ESG”) factors. Comgest believes ESG integration allows its financial analysts and portfolio managers to increase their knowledge of the company in terms of risks and opportunities that may be material to the business.

Summary Prospectus
Harbor Focused International Fund

The ESG profile of each company is considered by Comgest’s in-house valuation model.
Following the quality assessment, the Subadviser conducts valuation analysis, selecting those stocks that in its view have the most attractive risk/reward characteristics and reasonable valuations. Risk is assessed at the company and Fund level. Stock weights reflect the Subadviser’s assessment of the risk/reward with respect to a company’s quality, growth potential and the attractiveness of its valuation at any point in time. Comgest takes ESG factors into account at different stages of the investment process to ensure that the investment teams are fully aware of a companies’ ESG risks and opportunities, integrating ESG research into their investment decisions in a systematic manner.
The investment process generally results in a portfolio of 25 to 40 companies and, from time to time, may result in more substantial investments in particular countries, regions or sectors. The Fund’s sector and country exposures can differ meaningfully from the benchmark index. Country, region and sector allocations are the outcome of the Subadviser’s bottom-up investment process.
The Subadviser maintains a long-term investment horizon of typically three to five years. The Subadviser may sell or trim a holding when a regional team sells the stock from its portfolio, the stock’s valuation no longer appears attractive or there is a change in the company’s business fundamentals. The Subadviser may also sell or trim a holding in order to manage position-size risk and/or if a more attractive investment opportunity is identified.
The Fund defines emerging market countries as those countries included in the MSCI Emerging Markets Index, which currently includes countries located in the Americas, Europe, Middle East, Africa and Asia.
The Fund may also invest in market access products, such as low exercise price warrants (“LEPWs”) and participatory notes (“P-notes”), to seek to gain economic exposure to markets where holding an underlying local security is not feasible or economical. A “market access product” is a derivative security that provides market exposure to an underlying foreign issuer.
Principal Risks
There is no guarantee that the investment objective of the Fund will be achieved. Stocks fluctuate in price and the value of your investment in the Fund may go down. This means that you could lose money on your investment in the Fund or the Fund may not perform as well as other investment options. Principal risks impacting the Fund (in alphabetical order after the first four risks) include:
Foreign Securities Risk: An investment in the Fund is subject to special risks in addition to those of U.S. securities. These risks include heightened political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, possible sanctions by governmental bodies of other countries and less stringent investor protection and disclosure standards of foreign markets. Foreign securities are sometimes less liquid and harder to value than securities of U.S. issuers. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. If foreign securities are denominated and traded in a foreign currency, the value of the Fund’s foreign holdings can be affected by currency exchange rates and exchange control regulations. The Fund’s investments in foreign securities may also be subject to foreign withholding taxes.
Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market.
Limited Number of Holdings Risk: The Fund may invest in a limited number of companies. As a result, an adverse event affecting a particular company may hurt the Fund’s performance more than if it had invested in a larger number of companies. In addition, the Fund’s performance may be more volatile than a fund that invests in a larger number of companies.
Equity Risk: The values of equity or equity-related securities may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed income securities.
Market Risk: Securities markets are volatile and can decline significantly in response to adverse market, economic, political, regulatory or other developments, which may lower the value of securities held by the Fund, sometimes rapidly or unpredictably. Events such as war, acts of terrorism, social unrest, natural disasters, the spread of infectious illness or other public health threats could also significantly impact the Fund and its investments.
Depositary Receipts Risk: Depositary receipts are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the U.S. or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. Depositary receipts are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. Depositary receipts are subject to the risks associated with investing directly in foreign securities.
Emerging Market Risk: Foreign securities risks are more significant in emerging market countries. These countries may have relatively unstable governments and less-established market economies than developed countries. Emerging markets may face greater social, economic, regulatory and political uncertainties. These risks make emerging market securities more volatile and less liquid than securities issued in more developed countries. Securities exchanges in emerging markets may suspend listed securities from trading for substantially longer periods of time than exchanges in developed markets, including for periods of a year or longer. If the Fund is holding a suspended security, that security would become completely illiquid as the Fund would not be able to dispose of the security until the suspension is lifted. In such instances, it can also be difficult to determine an appropriate valuation for the security because of a lack of trading and uncertainty as to when trading may resume.
ESG Factors Risk: The Subadviser and/or Adviser, as applicable, considers certain ESG factors in evaluating company quality which may result in the selection or exclusion of securities for reasons other than performance and the Fund may underperform relative to other funds that do not consider ESG factors.
Foreign Currency Risk: As a result of the Fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative

Summary Prospectus
Harbor Focused International Fund

to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected.
Geographic Focus Risk: The Fund may invest a substantial amount of its assets in securities of issuers located in a single country or geographic region. As a result, any changes to the regulatory, political, social or economic conditions in such country or geographic region will generally have greater impact on the Fund than such changes would have on a more geographically diversified fund, and may result in increased volatility and greater losses.
Issuer Risk: An adverse event affecting a particular issuer in which the Fund is invested, such as an unfavorable earnings report, may depress the value of that issuer’s stock, sometimes rapidly or unpredictably.
Participatory Notes Risk: The return on a participatory note (“P-note”) is linked to the performance of the issuers of the underlying securities. The performance of P-notes will not replicate exactly the performance of the issuers that they seek to replicate due to transaction costs and other expenses.  P-notes are subject to counterparty risk since the notes constitute general unsecured contractual obligations of the financial institutions issuing the notes, and the Fund is relying on the creditworthiness of such institutions and has no rights under the notes against the issuers of the underlying securities.  P-notes may also be less liquid and more difficult to sell.
Sector Risk: Because the Fund may, from time to time, be more heavily invested in particular sectors, the value of its shares may be especially sensitive to factors and economic risks that specifically affect those sectors. As a result, the Fund’s share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of sectors.
Selection Risk: The Subadviser’s judgment about the attractiveness, value and growth potential of a particular security may be incorrect.  The Subadviser and/or Adviser, as applicable, potentially will be prevented from executing investment decisions at an advantageous time or price as a result of domestic or global market disruptions, particularly disruptions causing heightened market volatility and reduced market liquidity, as well as increased or changing regulations.  Thus, investments that the Subadviser and/or Adviser, as applicable, believes represent an attractive opportunity or in which the Fund seeks to obtain exposure may be unavailable entirely or in the specific quantities or prices sought by the Subadviser and/or Adviser, as applicable, and the Fund may need to obtain the exposure through less advantageous or indirect investments or forgo the investment at the time.
Small and Mid Cap Risk: The Fund’s performance may be more volatile because it may invest in issuers that are smaller companies. Smaller companies may have limited product lines, markets and financial resources. Securities of smaller companies are usually less stable in price and less liquid than those of larger, more established companies. Additionally, small and mid cap stocks may fall out of favor relative to large cap stocks, which may cause the Fund to underperform other equity funds that focus on large cap stocks.
Warrants Risk: Warrants are rights to purchase securities at specific prices valid for a specific period of time.  While low exercise price warrants (“LEPWs”) seek to track the value of the underlying security, their prices will not necessarily move in parallel to the prices of the underlying securities, and warrant holders receive no dividends and have no voting rights or rights to the assets of the issuer of the underlying security.  Warrants are also subject to counterparty risk since the Fund is relying on the creditworthiness of the financial institution issuing the warrant to meet its obligations under the terms of the warrant.
Performance
The following bar chart and tables are intended to help you understand the risks and potential rewards of investing in the Fund. The bar chart shows the performance of the Fund’s Institutional Class during the period shown. The table shows how the Fund’s average annual total returns  of the share classes presented compared to the returns of the Fund’s benchmark index, which includes securities with investment characteristics similar to those held by the Fund. Please note that the Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. To obtain updated performance information please visit the Fund’s website at harborcapital.com or call 800-422-1050.

Calendar Year Total Returns for Institutional Class Shares
During the time periods shown in the bar chart, the Fund’s highest and lowest returns for a calendar quarter were:
	Total Returns	Quarter/Year
Best Quarter	16.12%	Q2 2020
Worst Quarter	-14.50%	Q1 2020

Summary Prospectus
Harbor Focused International Fund

Average Annual Total Returns — As of December 31, 2021
	One Year	Annualized			Inception Date
		Five Years	Ten Years	Since Inception
Harbor Focused International Fund
Retirement Class Before Taxes	6.28%	N/A	N/A	16.13%	06-01-2019
Institutional Class Before Taxes	6.19%	N/A	N/A	16.05%	06-01-2019
After Taxes on Distributions	5.29%	N/A	N/A	15.50%
After Taxes on Distributions and Sale of Fund Shares	4.41%	N/A	N/A	12.58%
Investor Class Before Taxes	5.85%	N/A	N/A	15.65%	06-01-2019
Comparative Index (reflects no deduction for fees, expenses or taxes)
MSCI All Country World Ex. U.S. (ND)^	7.82%	N/A	N/A	12.40%
^
Since Inception return based on the inception date of the Institutional Class shares.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on a shareholder’s individual tax situation and may differ from those shown. The after-tax returns shown are not relevant to tax-exempt shareholders or shareholders who hold their Fund shares through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. After-tax returns are shown for Institutional Class shares only. After-tax returns for each of the Retirement and Investor Class of shares will vary.
Portfolio Management
Investment Adviser
Harbor Capital Advisors, Inc.

Subadviser
Comgest Asset Management International Limited (“CAMIL”) has subadvised the Fund since 2019.
In providing services to Harbor Focused International Fund, CAMIL uses designated persons of its affiliates, including Comgest S.A., based in Paris, France. CAMIL and such affiliates are referred to collectively, as “Comgest.”

Portfolio Managers
The portfolio managers are jointly and primarily responsible for the day-to-day investment decision making for the Fund.
Laure Négiar, CFA Comgest Asset Management International Limited
Ms. Négiar is a Portfolio Manager and Analyst at Comgest and has managed the Fund since its inception in 2019.
Zak Smerczak, CFA Comgest Asset Management International Limited
Mr. Smerczak is a Portfolio Manager and Analyst at Comgest and has managed the Fund since its inception in 2019.
Alexandre Narboni Comgest Asset Management International Limited
Mr. Narboni is a Portfolio Manager and Analyst at Comgest and has managed the Fund since its inception in 2019.
Richard Mercado, CFA Comgest Asset Management International Limited
Mr. Mercado is a Portfolio Manager and Analyst at Comgest and has managed the Fund since 2019.

Summary Prospectus
Harbor Focused International Fund

Buying and Selling Fund Shares
Shareholders may purchase or sell (redeem) Fund shares on any business day (normally any day the New York Stock Exchange is open). You may conduct transactions by mail, by telephone or through our website.
By Mail	Harbor Funds P.O. Box 804660 Chicago, IL 60680-4108
By Telephone	800-422-1050
By Visiting Our Website	harborcapital.com
Investors who wish to purchase, exchange or redeem shares held through a financial intermediary should contact the financial intermediary directly.
The minimum initial investment amounts are shown below. The minimums may be reduced or waived in some cases. There are no minimums for subsequent investments.
Type of Account	Retirement Class[1]	Institutional Class	Administrative Class[2]	Investor Class
Regular	$1,000,000	$50,000	$50,000	$2,500
Individual Retirement Account (IRA)	$1,000,000	$50,000	N/A	$1,000
Custodial (UGMA/UTMA)	$1,000,000	$50,000	N/A	$1,000
1 There is no minimum investment for (1) employer-sponsored group retirement or benefit plans (with more than one participant) that maintain accounts with Harbor Funds at an omnibus or plan level, including: (i) plans established under Internal Revenue Code Sections 401(a), 403(b) or 457, (ii) profit-sharing plans, cash balance plans and money purchase pension plans, (iii) non-qualified deferred compensation plans, and (iv) retiree health benefit plans; and (2) certain wrap or model-driven asset allocation program accounts for the benefit of clients of financial intermediaries, as approved by the Distributor.
2 Limited only to employer-sponsored retirement or benefit plans and financial intermediaries. There is no minimum investment for employer-sponsored retirement or benefit plans.
Tax Information
Distributions you receive from the Fund are subject to federal income tax and may also be subject to state and local taxes. These distributions will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred retirement account, such as a 401(k) plan or individual retirement account. Investments in tax-deferred accounts may be subject to tax when they are withdrawn.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary, the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales representative to recommend the Fund over another investment. Ask your sales representative or visit your financial intermediary’s website for more information.

Summary Prospectus
HARBOR FOCUSED INTERNATIONAL FUND
March 1, 2022
Retirement Class	Institutional Class	Administrative Class	Investor Class

HNFRX	HNFSX	HNFDX	HNFIX
FD.P.71.HFIF.0322
111 South Wacker Drive, 34th Floor
Chicago, IL 60606-4302